EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Frank P. Reilly, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NuState Energy Holdings, Inc. on Form 10-QSB for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of NuState Energy Holdings, Inc.

                                     NuSTATE ENERGY HOLDINGS, INC.

                                     /s/ Frank P. Reilly
                                     -------------------
                                     Frank P. Reilly
                                     Chief Executive Officer and
                                     Principal Financial and Accounting Officer

February 19, 2008

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.